CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kushi Resources Inc. (the “Company”) on Form 10-KSB for the period ending February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rajan Rai, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rajan Rai
Rajan Rai
Chief Executive Officer

May 29, 2008

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kushi Resources Inc. (the “Company”) on Form 10-KSB for the period ending February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rajan Rai, Chief Financial Officer, Treasurer, and Secretary of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rajan Rai
Rajan Rai
Chief Financial Officer

May 29, 2008